   As filed with the Securities and Exchange Commission on December 10, 1999
                                                       Registration No. 333-**

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------

                            HILTON HOTELS CORPORATION
               (Exact name of company as specified in its charter)

            DELAWARE                                      36-2058176
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation or Organization)


          9336 CIVIC CENTER DRIVE
         BEVERLY HILLS, CALIFORNIA                      90210
      (Address of principal executive                (Zip Code)
                 offices)

                                  HILTON HOTELS
                      EXECUTIVE DEFERRED COMPENSATION PLAN
                            (Full title of the plan)

                               THOMAS E. GALLAGHER
                            EXECUTIVE VICE PRESIDENT,
                          CHIEF ADMINISTRATIVE OFFICER,
                          GENERAL COUNSEL AND SECRETARY
                            HILTON HOTELS CORPORATION
                             9336 CIVIC CENTER DRIVE
                             BEVERLY HILLS, CA 90210
                     (Name and address of agent for service)

                                 (310) 278-4321
          (Telephone number, including area code, of agent for service)

                               -------------------

                         COPY OF ALL COMMUNICATIONS TO:
                             ROBERT J. LICHTENSTEIN
                           MORGAN, LEWIS & BOCKIUS LLP
                               1701 MARKET STREET
                      PHILADELPHIA, PENNSYLVANIA 19103-2921
                                 (215) 963-5000

                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Proposed maximum           Proposed maximum
    Title of securities            Amount to be             offering price               Aggregate                 Amount of
     to be registered             registered (1)             per share (1)           offering price (1)       registration fee (1)
-----------------------------------------------------------------------------------------------------------------------------------
      Plan Interests              Indeterminate                   N/A                       N/A                        0
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

       (1) This Registration Statement covers an indeterminate amount of plan interests which may be offered or sold pursuant to the Hilton Hotels Executive Deferred Compensation Plan. Pursuant to Division of Corporate Finance Manual of Publicly available telephone interpretations, July 1997 Interpretation G68, there is no fee required where an indeterminate number of plan interests are being registered.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENTS

ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE.

              The following documents filed with the U.S. Securities and Exchange Commission (the "Commission") by Hilton Hotels Corporation (the "Company") (File No. 1-3427) pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this Form S-8 Registration Statement (the "Registration Statement") and made a part hereof:

              1. The Company's Annual Report on Form 10-K for the year ended December 31, 1998 (the "1998 10-K");

              2. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 1999;

              3. The Company's Quarterly Report on Form 10-Q for the period ended June 30, 1999;

              4. The Company's Quarterly Report on Form 10-Q for the period ended September 30, 1999;

              5. The Company's Current Report on Form 8-K dated January 8,
1999;

              6. The Company's Current Report on Form 8-K dated February 4,
1999;

              7. The Company's Current Report on Form 8-K dated September 3,
1999;

              8. The Company's Current Report on Form 8-K dated September 8, 1999; and

              9. The Company's Current Report on Form 8-K dated December 2, 1999 (as amended by Form 8-K/A on December 6, 1999).

              All documents and reports filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified shall not be deemed to constitute a part of the Registration Statement except as so modified and any statement so superseded shall not be deemed to constitute a part of this Registration Statement.

INDEPENDENT ACCOUNTANTS

              The financial statements and schedules incorporated by reference in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their reports have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

ITEM 4.       DESCRIPTION OF SECURITIES.

              Not Applicable

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL.

              Not Applicable

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS.

              Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. The Company's Certificate of Incorporation and By-laws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. In addition, the Company has entered into Indemnification Agreements with its executive officers and directors. The Company has also purchased and maintained insurance for its officers, directors, employees or agents against liabilities which an officer, a director, an employee or an agent may incur in his capacity as such.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED.

              Not Applicable

ITEM 8.       EXHIBITS.

               EXHIBIT NUMBERS                           EXHIBIT
             -----------------------------------------------------------------------------------------------
                        4         Certificate of Incorporation and By-laws of Hilton Hotels Corporation
                                  (incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1998)
                       5.1        Opinion of Morgan Lewis & Bockius LLP
                      23.1        Consent of Arthur Andersen LLP
                      23.2        Consent of Morgan Lewis & Bockius LLP (included as part of Exhbit 5.1)
                       24         Power of Attorney (included as part of the signature page)
                      99.1        Hilton Hotels Corporation Executive Deferred Compensation Plan
                                  (incorporated  by reference to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1999)

ITEM 9.       UNDERTAKINGS.

              The undersigned hereby undertakes:

                    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
              Statement:

                           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

              provided, however, that subparagraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those subparagraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

                    (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                    (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

              The undersigned company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Beverly Hills, State of California on this 8th day of December, 1999.

                           HILTON HOTELS CORPORATION


                           By:  /s/ THOMAS E. GALLAGHER
                                ---------------------------------------------
                                Name:  Thomas E. Gallagher
                                Title:  Executive Vice President,
                                        Chief Administrative Officer, General
                                        Counsel and Secretary

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below as of the 8th day of December, 1999 by or on behalf of the following persons in the capacities indicated.

         Each person, in so signing, also makes, constitutes and appoints Thomas E. Gallagher his true and lawful attorney-in-fact, in his name, place and stead to execute and cause to be filed with the Securities and Exchange Commission any or all amendments to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, and to do and perform each and every act and thing necessary to effectuate the same.


Name                                   Title
----                                   -----
/s/ STEPHEN F. BOLLENBACH              President, Chief Executive Officer
-------------------------------        and Director
Stephen F. Bollenbach

/s/ A. STEVEN CROWN
-------------------------------        Director
A. Steven Crown

/s/ THOMAS E. GALLAGHER                Executive Vice President, Chief
-------------------------------        Administrative Officer, General
Thomas E. Gallagher                    Counsel and Secretary

/s/ PETER M. GEORGE
-------------------------------        Director
Peter M. George

/s/ ARTHUR M. GOLDBERG
-------------------------------        Director
Arthur M. Goldberg



/s/ MATTHEW J. HART                     Executive Vice President, Chief
-------------------------------         Chief Financial Officer and Treasurer
Matthew J. Hart

/s/ BARRON HILTON
-------------------------------         Chairman of the Board
Barron Hilton

/s/ DIETER H. HUCKESTEIN
-------------------------------         Director
Dieter H. Huckestein

/s/ ROBERT L. JOHNSON
-------------------------------         Director
Robert L. Johnson

/s/ ROBERT M. LA FORGIA                 Senior Vice President and
-------------------------------         Controller (Chief Accounting Officer)
Robert M. La Forgia

/s/ BENJAMIN V. LAMBERT
-------------------------------         Director
Benjamin V. Lambert

/s/ JOHN L. NOTTER
-------------------------------         Director
John L. Notter

/s/ JUDY L. SHELTON
-------------------------------         Director
Judy L. Shelton

/s/ DONNA F. TUTTLE
-------------------------------         Director
Donna F. Tuttle

/s/ SAM D. YOUNG, JR.
-------------------------------         Director
Sam D. Young, Jr.

                                INDEX TO EXHIBITS


          EXHIBIT NUMBERS                                      EXHIBIT
      -----------------------------------------------------------------------------------------------
                 4        Certificate of Incorporation and By-laws of Hilton Hotels Corporation,
                          Inc. (incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1998)
                5.1       Opinion of Morgan Lewis & Bockius LLP
               23.1       Consent of Arthur Andersen LLP
               23.2       Consent of Morgan, Lewis & Bockius LLP (included as part of Exhibit 5.1)
                24        Power of Attorney (included as part of the signature page)
               99.1       Hilton Hotels Corporation Executive Deferred Compensation Plan
                          (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1999)